UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of January 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-1 Home Equity Mortgage Pass-Through Certificates, Series 2003-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-01              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On September 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-1 Home Equity
Mortgage Pass-Through Certificates, Series 2003-1
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: October 2, 2003               By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on September 25, 2003



                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-1
                                Statement to Certificate Holders
                                      September 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1          80,000,000.00    61,787,584.60   3,474,221.82   210,669.92     3,684,891.74     0.00            0.00       58,313,362.78
A2          57,700,000.00    44,564,295.39   2,505,782.49    61,783.44     2,567,565.93     0.00            0.00       42,058,512.90
AR                 100.00             0.00           0.00         0.00             0.00     0.00            0.00                0.00
M1          14,450,000.00    14,450,000.00           0.00    28,743.46        28,743.46     0.00            0.00       14,450,000.00
M2          11,475,000.00    11,475,000.00           0.00    33,695.06        33,695.06     0.00            0.00       11,475,000.00
B            6,375,000.00     6,375,000.00           0.00    25,581.46        25,581.46     0.00            0.00        6,375,000.00
P                  100.00           100.00           0.00    72,446.08        72,446.08     0.00            0.00              100.00
TOTALS     170,000,200.00   138,651,979.99   5,980,004.31   432,919.42     6,412,923.73     0.00            0.00      132,671,975.68

X1         170,000,000.00   143,477,018.18           0.00         4.02             4.02        0.00            0.00   138,038,930.53
X2                   0.00             0.00           0.00         0.00             0.00        0.00            0.00             0.00
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541NYP8       772.34480750     43.42777275     2.63337400    46.06114675     728.91703475          A1       4.091500 %
A2       22541NYQ6       772.34480745     43.42777279     1.07077019    44.49854298     728.91703466          A2       1.610000 %
AR       22541NYR4         0.00000000      0.00000000     0.00000000     0.00000000       0.00000000          AR      11.112156 %
M1       22541NYS2     1,000.00000000      0.00000000     1.98916678     1.98916678   1,000.00000000          M1       2.310000 %
M2       22541NYT0     1,000.00000000      0.00000000     2.93638867     2.93638867   1,000.00000000          M2       3.410000 %
B        22541NYU7     1,000.00000000      0.00000000     4.01277804     4.01277804   1,000.00000000          B        4.660000 %
P        22541NYV5     1,000.00000000      0.00000000         ######           ####   1,000.00000000          P       11.112156 %
TOTALS                   815.59892277     35.17645456     2.54658183    37.72303638     780.42246821
---------------------------------------------------------------------------------------------------------- ------------------------

    "Reimbursements of Non-Recoverable Advances" for 41.04
    *Offsetting adjustments to "Current Realized Losses" and have been made due to a servicer revision for August payment


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Scott B. Rubin
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                               Tel: (212) 623-4507
                               Fax: 212) 623-5930
                         Email: scott.b.rubin@chase.com

Sec. 4.06(a)(i)          Principal Remittance Amount                                                            5,007,633.71

                         Scheduled Principal Payments                                                             101,122.01

                         Principal Prepayments                                                                  4,885,432.03

                         Curtailments                                                                              51,416.06

                         Cutailment Interest Adjustments                                                               88.07

                         Repurchase Principal                                                                           0.00

                         Substitution Amounts                                                                           0.00

                         Net Liquidation Proceeds                                                                   3,963.71

                         Other Principal Adjustments                                                                 -768.94

                         Gross Interest                                                                         1,396,795.86

                         Recoveries from Prior Loss Determinations                                                    507.57

                         Reimbursements of Non-Recoverable Advances Previously Made                                34,126.80

                         Recovery of Reimbursements Previously Deemed Non-Recoverable                                   0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                        40

                         Balance of Loans with Respect to which Prepayment Penalties were Collected             1,586,769.26

                         Amount of Prepayment Penalties Collected                                                  72,445.15

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                         3,686

                         Beginning Aggregate Loan Balance                                                     143,477,018.18

                         Ending Number of Loans Outstanding                                                            3,573

                         Ending Aggregate Loan Balance                                                        138,038,930.53

Sec. 4.06(a)(v)          Servicing Fees (Including Credit Risk Manager Fees)                                       62,277.09

                         Trustee Fees                                                                               1,673.90

Sec. 4.06(a)(vii)        Current Advances                                                                                N/A

                         Aggregate Advances                                                                              N/A

Section 4.06(a)(viii)    Delinquent Mortgage Loans
                                                Group 1
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                        74             3,035,611.18                  2.20 %
                                               2 Month                        35             1,437,857.95                  1.04 %
                                               3 Month                        69             3,673,204.58                  2.66 %
                                                Total                        178             8,146,673.71                  5.90 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                         11              372,946.46                  0.27 %
                                               * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          5              254,621.50                  0.18 %

Section 4.06(a)(xi)      REO Properties

                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %

Section 4.06(a)(xii)     Current Realized Losses                                                                      396,834.71

                         Cumulative Realized Losses - Reduced by Recoveries                                         1,752,820.36

Sec. 4.06 (a)(xiv)       Amount on Deposit in Pre-Funding Account                                                           0.00

Sec. 4.06 (a)(xiv)       Capitalized Interest Requirement                                                                   0.00

Trigger Event            Trigger Event Occurrence (Effective February 2006)                                                   NO
                         (Is Rolling 3 Month Delinquency Rate > 19% of Sr. Enhancement%?)
                         Rolling 3 Month Delinquency Rate                                                              3.54555 %
                         Sr. Enhancement Percentage x 19%                                                              5.18320 %
                                               OR
                         (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                         Cumulative Loss % of Original Aggregate Collateral Balance                                       1.03 %
                         Cumulative Loss Limit                                                                            5.00 %

O/C Reporting            Targeted Overcollateralization Amount                                                      6,800,008.00
                         Ending Overcollateralization Amount                                                        5,366,954.85
                         Ending Overcollateralization Deficiency                                                    1,433,053.15
                         Overcollateralization Release Amount                                                               0.00
                         Monthly Excess Interest                                                                      972,370.60
                         Payment to Class X-1                                                                               4.02

